THIS SECURED CONVERTIBLE NOTE AND THE SECURITIES ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON ITS
CONVERSION MAY BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.



                           Q COMM INTERNATIONAL, INC.

                            SECURED CONVERTIBLE NOTE
                            ------------------------

$200,000.00                                                Dated: August 9, 2001

         For value received, Q COMM INTERNATIONAL, INC., a Utah corporation with its principal place of business at 1145 South 1680 West, Orem, UT 84058 (hereafter the "Issuer"), hereby promises to pay to the order of AMERICAN PAYMENT SYSTEMS, INC., a Connecticut corporation, with an address at One Hamden Center, 2319 Whitney Avenue, 6th Floor, Hamden, CT 06518 (hereafter the "Payee") on the Maturity Date the principal sum of Two Hundred Thousand Dollars and no/100 ($200,000.00) or such part thereof as then remains unpaid, together with interest at a rate (before default) equal to six percent (6%) per annum, accruing monthly in arrears.

         Principal and interest shall be payable in lawful money of the United States of America, at the address of Payee set forth above or at such other place as the legal holder may designate from time to time in writing to the Issuer. Interest shall be computed on the basis of a 360-day year and a 30-day month.

         This Secured Convertible Note is the Note referred to in the Secured Convertible Note Purchase and Security Agreement, dated as of the date hereof (the "Agreement"), between the Issuer and the Payee, as the same may be amended, modified or supplemented from time to time, by mutual written consent, which Agreement, as amended, is incorporated by reference herein. Except as otherwise provided, capitalized terms used herein shall have the same meanings as are assigned to such terms in the Agreement. This Note is entitled to the benefits of and is subject to the terms, conditions and provisions of the Agreement. The Agreement, among other things, contains provisions for acceleration of the maturity hereof and/or the foreclosure on and sale of the Collateral securing this Note upon the happening of certain stated events, and also for repayments of the principal hereof prior to maturity upon the terms, conditions and provisions specified.

          Issuer agrees to pay all taxes or duties levied or assessed against Payee on account of this Note or the Agreement, or upon the Collateral for which a security interest is granted under the Agreement. Issuer further agrees to pay all costs, expenses and attorneys' fees incurred by Payee in any proceeding for collection of the debt evidenced hereby, or in any action to enforce its rights in the Collateral granted under the Agreement upon the happening of an Event of Default as provided for in the Agreement or in any litigation or controversy arising from or connected with this Note or the Agreement.

          Upon the occurrence of an Event of Default, and in addition to any other rights and remedies set forth in the Agreement, which are incorporated herein by reference, including without limitation, the option to accelerate payment of the principal and interest then outstanding under this Note or foreclosing on the Collateral securing this Note pursuant to Section 7 of the

Agreement, at the option of the Payee, Payee may pay insurance premiums, taxes and assessments, and any other expenses which may be reasonable or necessary to protect the Collateral securing this Note or to protect or sustain the lien created under the Agreement. Any such payment made by the Payee pursuant to said option shall be added to the principal balance due hereunder and shall bear interest at the Default Rate from the date of payment by the Payee and shall be payable or convertible on demand with interest from the date of payment by the Payee.


                                    ARTICLE 1

                                   DEFINITIONS

         1.1  Definitions.  For all purposes of this Note,  the following  terms
              -----------
shall have the meanings indicated:

         Affiliate - shall mean with respect to any person, any entity which controls, is controlled by, or under common control with, such person or any entity formed as a result of a reorganization of such person.

         Agreement - shall mean the Secured Convertible Note Purchase and Security Agreement of even date herewith by and between the Issuer and Payee.

          Commission - shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         Conversion Price - means $0.30 per Share (as adjusted for any stock split, stock combination, recapitalization or similar transaction with respect to the Issuer's capital stock).

          Default Rate - shall mean the lesser of (a) 11% per annum or (b) the maximum legal interest rate.

         Maturity Date - December 6, 2001.

         Note - shall mean this Secured Convertible Note, or any replacement thereof.

         Payee - shall have the meaning set forth in the first paragraph of this Note appearing after the title of this Note.

         Securities Act - shall mean the Securities Act of 1933, as amended.

         Shares - shall mean and include the Issuer's authorized common stock, par value $0.001 per share, as constituted on the date hereof, and shall also include any shares of stock of any class or series of the Issuer's hereafter authorized which shall substitute for or replace such common stock as constituted on the date hereof.

         Term of this Note - shall mean the period beginning on the date of initial issuance and ending on the Maturity Date.

                                    ARTICLE 2

                         PAYMENT AND LIMITED PREPAYMENT

         2.1 Payments.  The entire amount of this Note then  outstanding and not
             --------
previously converted into Shares shall be due and payable with accrued interest thereon on the Maturity Date.

         2.3 Limited Prepayment Option. This Note may not be prepaid in whole or
             -------------------------
in part without the prior written consent of APS.

         2.4 Payment in Kind.
             --------------

                  (a) On the Maturity Date, the Issuer may repay all principal and interest owed hereunder by assigning the Collateral to the Payee. In such event, the Issuer shall execute and deliver to the Payee such agreements, make such representations, covenants and indemnities and deliver such instruments of assignment and bills of sale to the Payee as the Payee may reasonably request to effect such assignment.

                  (b) At the Payee's option, in lieu of receiving cash in the amount of the entire outstanding principal amount hereof with accrued interest thereon on the Maturity Date pursuant to Section 2.1 above, the Payee may, at its option, upon ten (10) days' prior written notice to the Issuer, request that all principal and interest owed hereunder be paid by assignment by the Issuer to the Payee of the Collateral. In such event, the Issuer shall execute and deliver to the Payee such agreements, make such representations, covenants and indemnities and deliver such instruments of assignment and bills of sale to the Payee as the Payee may reasonably request to effect such assignment.


                                    ARTICLE 3

                       REGISTRATION, EXCHANGE REPLACEMENT

         3.1  Registration,  etc.  The Issuer  shall  maintain at its  principal
              -------------------
office a register and shall record therein the name and address of the Payee, the address to which notices are to be sent, and the address to which payments are to be made as designated by said Payee. No transfer of this Note shall be valid unless a registered Payee or the successors or assigns or the duly appointed attorney of such registered Payee requests such transfer to be made on such register, upon surrender thereof for exchange as hereinafter provided, accompanied by an instrument in writing, duly executed in form reasonably satisfactory to the Issuer's counsel. Any replacement, transfer or subdivision of this Note shall be registered on the date of execution by the Issuer. The registered Payee of this Note shall be that person in whose name the Note has been so registered by the Issuer. The registered Payee shall be deemed the owner of the Note for all purposes.

         3.2 Transfer and  Exchange.  Subject to the  provisions  of Section 9.3
             ----------------------
hereof, the registered Payee of this Note may, prior to the Maturity Date, surrender such Note at the principal office of the Issuer for transfer or exchange. Each new Note shall be made payable to such person or persons, or registered assigns, as the registered Payee of such surrendered Note may designate in writing, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom; provided, however, that the Issuer shall have no duty to issue a new Note in the name of any transferee of the registered Payee unless and until such registered Payee furnishes to the Issuer an opinion of counsel, reasonably satisfactory to the Issuer's counsel, that the proposed transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

         3.3 Replacement. Upon receipt of evidence satisfactory to the Issuer of
             -----------
the loss, theft, destruction or mutilation of this Note and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or security reasonably satisfactory to the Issuer, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Issuer will issue a new Note, in the amount of the unpaid principal balance of the lost, stolen, destroyed or mutilated Note and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note.


                                    ARTICLE 4

                                   CONVERSION

         4.1  Conversion.  (a) The Payee of this Note, any Affiliate  thereof or
              ----------
any person or entity which becomes a Payee of this Note has the right, at any time but prior to payment in full of the principal balance of this Note, to convert this Note, in accordance with the provisions of Section 4.2 hereof, in whole or in part for the principal amount then outstanding (plus an amount equal to accrued interest hereunder) into fully paid and nonassessable Shares of the Issuer. The Shares into which this Note may be converted shall be determined by dividing the aggregate principal amount (together with accrued and unpaid interest to the date of conversion) by the Conversion Price.

         (b) On Maturity Date, at the Payee's sole option, the Issuer shall have the obligation to discharge its obligations under this Note by either (i) issuing to the Payee such number of fully paid and nonassessable Shares as results from dividing the then outstanding balance of principal of this Note (plus all accrued interest that has not been waived and remains unpaid) by the Conversion Price, (ii) paying the entire amount of principal and interest then outstanding in cash as directed by the Payee; or (iii) such combination of (i) and (ii) as Payee shall determine in its sole discretion.

         4.2 Conversion Procedure. Before the Payee shall be entitled to convert
             --------------------
this Note into Shares, it shall surrender this Note at the office of the Issuer and shall give written notice by mail, postage prepaid, to the Issuer at the Issuer's principal corporate office, of the election to convert the same, and shall state therein the name or names in which the certificate or certificates evidencing the Shares shall be issued. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the person or persons entitled to receive the Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Shares as of such date. This Note may be converted in whole or in part.

         4.3 Delivery of Share  Certificates.  As promptly as practicable  after
             -------------------------------
the conversion of this Note, the Issuer at its expense will issue and deliver to the Payee a certificate evidencing the appropriate number of Shares issuable upon such conversion.

         4.4 No Fractional  Shares.  Fractional  Shares shall not be issued upon
             ----------------------
the conversion of this Note but in any case where the Payee would otherwise be entitled under the terms hereof to receive fractional Shares upon the complete conversion of this Note, the Issuer shall, upon the conversion of this Note for the largest number of whole Shares then called for, pay a sum in cash equal to the excess of the value of such Fractional Shares (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Issuer) over the Conversion Price for such Fractional Shares.

                                    ARTICLE 5

                             ANTIDILUTION PROVISIONS

         5.1  Adjustment  of the Number of Shares.  Upon each  adjustment of the
              -----------------------------------
Conversion Price as provided in Section 5.2, the Payee shall thereafter be entitled to purchase, at the Conversion Price resulting from such adjustment, the Shares (calculated to the nearest tenth of a Share) obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment.

         5.2 Adjustment of the Conversion  Price.  The Conversion Price shall be
             -----------------------------------
subject to adjustment from time to time as follows:

                  (a) If, at any time during the Term of this Note, the number of Shares outstanding is increased by a dividend or similar transaction payable in Shares or by a subdivision or split -up of Shares, then following the record date fixed for the determination of holders of Shares entitled to receive such dividend, subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of Shares issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding Shares.

                  (b) If, at any time during the Term of this Note, the number of Shares outstanding is decreased by a combination of the outstanding Shares, then, following the record date for such combination, the Conversion Price shall be appropriately increased so that the number of Shares issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding Shares.

                  (c) Whenever the Conversion Price shall be adjusted as provided in this Article 5, the Issuer shall prepare a statement showing the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The Issuer shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Payee of this Note at its address appearing on the Issuer's records.

                  (d) If the Issuer shall at any time or from time to time during the Term of this Note issue Shares of the Issuer or rights, options, warrants or other securities convertible into Shares, for no consideration or at a price per Share which is lower than the then effective Conversion Price in effect immediately prior to the issuance of such Shares, then the Conversion Price shall be decreased to the price per Share that such Shares of the Issuer (or rights, options, warrants or other securities convertible into Shares) are issued or sold for or deemed issued or sold for pursuant to the further provisions of this subsection. In no event shall an adjustment be made under this subsection which results in an increase in the Conversion Price. Such adjustment shall be made whenever such Shares, rights, options, warrants or convertible securities are issued, and shall become effective immediately.

         For the purposes of any adjustment of the Conversion Price pursuant to this subsection the following provisions shall be applicable:

                  1. In the case of the issuance of Shares for cash, the consideration shall be deemed to be the amount of cash received by the Issuer.

                  2. In the case of the issuance of Shares for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Issuer, irrespective of any accounting treatment.

                  3. In the case of the issuance of (i) options to purchase or rights to subscribe for Shares, (ii) securities by their terms convertible into or exchangeable for Shares or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                           (A) the aggregate maximum number of Shares deliverable upon exercise of such options to purchase or rights to subscribe for Shares shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (1) and (2) above), if any, received by the Issuer upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Shares covered thereby;

                           (B)      the  aggregate   maximum  number  of  Shares
                                    deliverable   upon   conversion   of  or  in
                                    exchange   for  any  such   convertible   or
                                    exchangeable securities or upon the exercise
                                    of   options  to   purchase   or  rights  to
                                    subscribe    for   such    convertible    or
                                    exchangeable   securities   and   subsequent
                                    conversions  or exchanges  thereof  shall be
                                    deemed to have been  issued at the time such
                                    securities  were  issued or such  options or
                                    rights were  issued and for a  consideration
                                    equal to the  consideration  received by the
                                    Issuer for any such  securities  and related
                                    options  or  rights   (excluding   any  cash
                                    received  on account of accrued  interest or
                                    accrued  dividends),   plus  the  additional
                                    consideration, if any, to be received by the Issuer upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (1) and (2) above);

                           (C) on any change in the number of Shares deliverable upon exercise of any such options or rights or conversion of or exchange for such convertible or exchangeable securities, other than a change resulting from antidilution provisions thereof, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such options or rights related to such securities not converted prior to such change being made upon the basis of such change; and

                           (D) on the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the

                                    Conversion    Price   shall   forthwith   be
                                    readjusted to such Conversion Price as would
                                    have obtained had the  adjustment  made upon
                                    the  issuance  of  such   options,   rights,
                                    securities  or options or rights  related to
                                    such  securities been made upon the basis of
                                    the  issuance  of only the  number of Shares
                                    actually   issued  upon  the  conversion  or
                                    exchange of such securities or upon the exercise of the options or rights related to such securities.

                  (e) Whenever the Conversion Price shall be adjusted as provided in this Article 5, the Issuer shall prepare a statement showing the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The Issuer shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Payee of this Note at its address appearing on the Issuer's records.


                                    ARTICLE 6

                          MERGERS, CONSOLIDATION, SALES

         In the case of any proposed consolidation or merger of the Issuer with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed reorganization or reclassification of the capital stock of the Issuer, then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby, in addition to other rights and remedies provided to the Payee in the Agreement, the Payee of this Note shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the Shares of the Issuer immediately theretofore purchasable hereunder, such Shares, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for the number of Shares purchasable hereunder immediately before such consolidation, merger, sale, reorganization or reclassification. In any such case appropriate provision shall be made with respect to the rights and interests of the Payee of this Note to the end that the provisions hereof shall thereafter be applicable as nearly as may be in relation to any shares of Shares, securities or assets thereafter deliverable upon the conversion of this Note.


                                    ARTICLE 7

                            NO RIGHTS AS SHAREHOLDER

         This Note shall not, except upon its conversion into Shares, entitle the Payee to any of the rights of a shareholder of the Issuer.


                                    ARTICLE 8

                             COVENANTS OF THE ISSUER

         8.1 Transfer Restriction Legend. Each certificate for Shares shall bear
             ---------------------------
a restrictive legend referring to the Securities Act (and any additional legend required by (i) any securities laws and (ii) any securities exchange upon which such Shares may, at the time of such exercise be listed) unless at the time of exercise such Shares shall be registered under the Securities Act:

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the holder thereof addressed to the Issuer the securities represented thereby are not, at such time, required by law to bear such legend.

         8.2  Covenants as to Shares.  The Issuer  covenants and agrees that all
              ----------------------
Shares that may be issued upon the conversion of this Note will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

         8.3 Will Reserve Shares. The Issuer will reserve and set apart and have
             -------------------
available for issuance at all times, free from preemptive or other preferential rights, the number of Shares deliverable upon the conversion of this Note.


                                    ARTICLE 9

                                  MISCELLANEOUS

         9.1 Governing Law. This Note shall be construed in accordance  with the
             -------------
internal laws of the State of Connecticut, without giving effect to its conflicts of laws principles.

         9.2 Headings. Article, section and subsection headings in this Note are
             --------
included herein for convenience of reference only and shall not constitute a part of this Note for any other purpose.

         9.3  Successors  and Assigns.  The  obligations of the Issuer set forth
              -----------------------
herein shall be binding upon the successors and assigns of the Issuer.

         9.4 Amendments,  Waivers and Consents.  Changes in or additions to this
             ---------------------------------
Note may be made only in the manner specified in Section 9.1 of the Agreement.

         9.5 Waivers.  EXCEPT AS OTHERWISE  SPECIFICALLY  PROVIDED  HEREIN,  THE
             -------
ISSUER, AND ALL OTHERS THAT MAY BECOME LIABLE FOR ALL OR ANY PART OF THE OBLIGATIONS EVIDENCED BY THIS NOTE, HEREBY WAIVES PRESENTMENT, DEMAND, NOTICE OF NONPAYMENT, PROTEST AND ALL OTHER DEMANDS AND NOTICES IN CONNECTION WITH THE DELIVERY, ACCEPTANCE, PERFORMANCE OR ENFORCEMENT OF THIS NOTE, AND DOES HEREBY CONSENT TO ANY NUMBER OF RENEWALS OR EXTENSIONS OF THE TIME OF PAYMENT HEREOF AND AGREE THAT ANY SUCH RENEWALS OR EXTENSIONS MAY BE MADE WITHOUT NOTICE TO ANY SUCH PERSONS AND WITHOUT AFFECTING THEIR LIABILITY HEREIN AND DO FURTHER CONSENT TO THE RELEASE OF ANY PERSON LIABLE HEREON, (ALL WITHOUT AFFECTING THE LIABILITY OF THE OTHER PERSONS, FIRMS, OR CORPORATIONS LIABLE FOR THE PAYMENT OF THIS
NOTE).

         ADDITIONALLY ISSUER AND PAYEE EACH WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, DEFENSE, COUNTERCLAIM, CROSSCLAIM AND/OR ANY FORM OF PROCEEDING BROUGHT IN CONNECTION WITH THIS NOTE OR RELATING TO ANY INDEBTEDNESS EVIDENCED HEREBY AND/OR ANY COLLATERAL NOW OR HEREAFTER SECURING THIS NOTE. THIS TRANSACTION IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, AND THE ISSUER HEREBY VOLUNTARILY AND KNOWLINGLY WAIVES ANY RIGHT WHICH THE ISSUER MIGHT HAVE HAD TO NOTICE AND A HEARING UNDER SECTIONS 52-278a to 52-278g, INCLUSIVE, OF THE CONNECTICUT GENERAL

STATUTES, AS AMENDED, OR OTHER APPLICABLE FEDERAL, OR STATE LAW, IN THE EVENT THAT THE PAYEE (OR ITS SUCCESSORS OR ASSIGNS) SEEKS ANY PREJUDGMENT REMEDY IN CONNECTION WITH THIS NOTE OR ANY RELATED DOCUMENT.


                            [Signature page follows]

         IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this  Secured
Convertible Promissory Note on the date first above written.

                                                     Q COMM INTERNATIONAL, INC.


                                                     By: /s/
                                                        ------------------------
                                                          Name:
                                                          Title:


This Note is secured inter alia,
                     ----- ----
by a Secured Convertible Note
Purchase and Security Agreement,
of even date herewith.